                                                                    EXHIBIT 10.6


                                THIRD AMENDMENT
                                ---------------
                                      TO
                                      --
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------



     This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of April 20, 2000, is entered into among (1) KSMS-TV,
----------
INC., a Delaware corporation, TIERRA ALTA BROADCASTING, INC., a Delaware corporation, CABRILLO BROADCASTING CORPORATION, a California corporation, GOLDEN HILLS BROADCASTING CORPORATION, a Delaware corporation, LAS TRES PALMAS CORPORATION, a Delaware corporation, VALLEY CHANNEL 48, INC., a Texas corporation, TELECORPUS, INC., a Texas corporation, and ENTRAVISION COMMUNICATIONS COMPANY, L.L.C. ("Entravision"), a Delaware limited liability
                                 -----------
company (each a "Borrower," and collectively, the "Borrowers"), (2) the several
                 --------                          ---------
banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and (3) UNION BANK OF CALIFORNIA,
                                  -------
N.A., as agent for the Lenders (in such capacity, the "Agent").
                                                       -----


                                    Recitals
                                    --------

     A. The Borrowers, the Lenders and the Agent previously entered into that certain Amended and Restated Credit Agreement dated as of November 10, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 29, 1999 and the Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 2000, the "Credit Agreement"). Capitalized
                                             ----------------
terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement or as added to the Credit Agreement pursuant to this Amendment.

     B. The Borrowers have informed the Agent that Entravision desires to acquire all of the stock of Latin Communications Group Inc., a Delaware corporation, for a purchase price of approximately $252,500,000. In connection with such acquisition, the Borrowers have requested that the Agent and the Lenders agree to certain amendments, waivers and consents under the Credit Agreement, and the Agent and the Lenders have agreed, in each case subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


     SECTION 1.  Amendments to Credit Agreement.  Effective as of the date
                 ------------------------------
first set forth above (except for the amendments of the definitions of "Operating Cash Flow" and "Total Debt" in Section 1(b) hereof and the amendment set forth in Section 1(k) hereof, all of which amendments shall be effective as of December 31, 1999) and subject to the terms and conditions hereof, the Credit Agreement is hereby amended as set forth below.

     (a) The definitions of "Note Purchase Agreement" and "Subordination Agreement" are deleted from Section 1.1, and the following definitions are added to Section 1.1 in appropriate alphabetical order:

          "`Entravision Corp.':  Entravision Communications Corporation, a
            -----------------
     Delaware corporation wholly owned by Entravision."

          "`Entravision IPO':  the initial public offering of equity interests
            ---------------
     in Entravision Corp."

          "`Intercreditor Agreement':  the Intercreditor Agreement, in form and
            -----------------------
     substance to the Agent and the Lenders, between the Agent, on behalf of the Lenders, and the "Agent" under the Unrestricted Loan Agreement, on behalf of the lenders thereunder, as amended, waived, supplemented or otherwise modified from time to time.

          "`LCG':  Latin Communications Group Inc., a Delaware corporation."
            ---

          "`TSG':  TSG Capital Fund III, L.P., a Delaware limited partnership."
            ---

          "`TSG Investment Documents':  the TSG Note Purchase Agreement, the TSG
            ------------------------
     Subordinated Note and such other documents as may relate to the TSG Subordinated Note, in form and substance acceptable to the Agent, as the same may be amended from time to time in accordance with the terms hereof."

          "`TSG Note Purchase Agreement':  the Convertible Subordinated Note
            ---------------------------
     Purchase Agreement dated as of April 20, 2000 among Entravision, Entravision Corp. and TSG, as the same may be amended from time to time in accordance with the terms hereof."

          "`TSG Subordinated Note':  the Entravision Communications Company,
            ---------------------
     L.L.C. Subordinated Convertible Promissory Note dated April 20, 2000 executed by Entravision in favor of TSG in the principal amount of $90,000,000, as the same may be amended from time to time in accordance with the terms hereof."

          "`TSG Subordination Agreement':  that certain Subordination Agreement
            ---------------------------
     (TSG Capital Fund III, L.P.), in form and substance satisfactory to the Agent, made by TSG in favor of the Agent, for the benefit of the Lenders, with regard to the TSG Investment Documents, as the same may be amended from time to time in accordance with the terms hereof."

          "`Univision Note Purchase Agreement':  the Amended and Restated
            ---------------------------------
     Subordinated Note Purchase and Option Agreement dated as of December 30, 1996, as amended by the First Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 31, 1999 and the Second Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 2, 2000, among Univision, the Borrowers and the Managing Members, as the same may be further amended from time to time in accordance with the terms hereof."

          "`Unrestricted Loan Agreement':  that certain Term Loan Agreement
            ---------------------------
     dated as of April 20, 2000 among LCG, the lenders from time to time parties thereto and Union Bank of California, N.A., as agent for such lenders."

          "`Unrestricted Subsidiaries':  LCG and its Subsidiaries; provided,
            -------------------------                              --------
     however, that, upon the payment in full of LCG's obligations under the
     -------
     Unrestricted Loan Agreement, LCG and its Subsidiaries shall no longer be Unrestricted Subsidiaries."

     (b) Each of the following definitions in Section 1.1 is amended in its entirety to read as follows:

           "`Applicable Revolving Loan Margin':  with respect to Revolving Loans
            ----------------------------------
     and Incremental Loans, for each LIBOR Loan and for each Base Rate Loan as set forth below:

     Revolving Loan
     Leverage Level                                                        LIBOR                            Base Rate
     --------------                                                      ---------                          ---------
     1 ((greater than or equal to) 7.00:1)                               3.000%                             1.500%
     2 ((greater than or equal to) 6.50:1 - (less than) 7.00:1)          2.750%                             1.250%
     3 ((greater than or equal to) 6.00:1 - (less than) 6.50:1)          2.375%                             0.875%
     4 ((greater than or equal to) 5.00:1 - (less than) 6:00:1)          2.000%                             0.500%
     5 ((greater than or equal to) 4.00:1 - (less than) 5.00:1)          1.750%                             0.250%
     6 ((less than) 4.00:1)                                              1.500%                             0.000%

     ; provided, however, that if the Entravision IPO has not been consummated
       --------  -------
     by September 30, 2000, each percentage listed in the table above shall increase by 0.250%, effective as of September 30, 2000, without any action by any Person."

          "`Operating Cash Flow':  for any period, for the fiscal quarter most
            -------------------
     recently ended and the immediately preceding three fiscal quarters, Net Income after eliminating extraordinary gains and losses, plus (i)
                                                              ----
     provisions for taxes, (ii) depreciation and amortization (including amortization of Program Payments), (iii) Interest Expense, (iv) permitted termination payments owing by the Borrowers resulting from early termination of a time brokerage agreement, local marketing agreement or similar agreement, (v) operating losses from Stations XUPN-TV and WBSV-TV, to the extent that such losses are incurred during the first twelve months of such Stations being on the air, and (vi) other non-cash charges, all to the extent deducted from the computation of Net Income, but after deducting, without duplication, (A) Program Payments made or scheduled to be made, (B) non-cash revenues, (C) Management Fees (except for Management Fees that have been accrued but are not to be paid until the consummation of the Entravision IPO) and (D) Corporate Overhead, all to the extent included in the calculation of Net Income."

          "`Revolving Loan Leverage Level':  if the Maximum Total Debt Ratio
            -----------------------------
     shall be greater than or equal to 7.00:1, the Revolving Loan Leverage Level shall be 1; if the

     Maximum Total Debt Ratio shall be less than 7.00:1 and greater than or equal to 6.50:1, the Revolving Loan Leverage Level shall be 2; if the Maximum Total Debt Ratio shall be less than 6.50:1 and greater than or equal to 6.00:1, the Revolving Loan Leverage Level shall be 3; if the Maximum Total Debt Ratio shall be less than 6.00:1 and greater than or equal to 5.00:1, the Revolving Loan Leverage Level shall be 4; if the Maximum Total Debt Ratio shall be less than 5.00:1 and greater than or equal to 4.00:1, the Revolving Loan Leverage Level shall be 5; and if the Maximum Total Debt Ratio shall be less than 4.00:1, the Revolving Loan Leverage Level shall be 6."

          "`Total Debt':  the aggregate principal amount of all Indebtedness
            ----------
     (including Subordinated Indebtedness and Capitalized Lease Obligations) of the Borrowers (but excluding (a) the Indebtedness evidenced by the Univision Subordinated Note and the TSG Subordinated Note and (b) the Indebtedness of Entravision to Televisora Alco, S.A. de C.V., Imagenes NTE, S.A. de C.V. and Manuel M. Alonso in the original principal amount of $12,000,000 created in connection with Entravision's acquisition of XUPN-TV in 1998)."

          "`Univision Subordinated Note':  the First Amended and Restated Non-
            ---------------------------
     Negotiable Subordinated Note dated March 2, 2000 executed by Entravision in favor of Univision in the principal amount of $120,000,000, as the same may be amended from time to time in accordance with the terms hereof."

          "`Univision Subordination Agreement':  the Second Amended and Restated
            ---------------------------------
     Subordination Agreement (Univision Communications Inc.), in form and substance satisfactory to the Agent, made by Univision in favor of the Agent, for the benefit of the Lenders, with regard to the Univision Investment Documents, as the same may be amended from time to time in accordance with the terms hereof."

     (c) The definition of "Loan Documents" in Section 1.1 is amended by deleting the words "the Subordination Agreement" and substituting the words "the Univision Subordination Agreement, the TSG Subordination Agreement, the Intercreditor Agreement."

     (d)  Each of (i) the definition of "Subordinated Indebtedness" in Section
1.1 and (ii) Section 3.21(d) is amended by adding the words "the TSG Investment Documents and" before the words "the Univision Investment Documents."

     (e) The last sentence in the definition of "Subsidiary" in Section 1.1 is amended in its entirety to read as follows:

     "Notwithstanding the foregoing or any other provision of this Agreement, no reference to `Subsidiary,' `Subsidiaries,' `subsidiary' or `subsidiaries,' other than the references to `Subsidiaries' in (a) the definition of `Unrestricted Subsidiaries' in this Section 1.1 and (b) Section 5.2(c), shall refer to an Unrestricted Subsidiary."

     (f)  Each of (i) the definition of "Univision Investment Documents" in
Section 1.1 and (ii) Section 6.8(b) is amended by adding the word "Univision" before the words "Note Purchase Agreement."

     (g)  Section 2.8(e) is amended in its entirety to read as follows:

               "(e) For purposes of determining (i) the Applicable Margin for all Loans and (ii) the Applicable Margin for the basis of the Maximum Total Debt Ratio set forth in the most recent Covenant Compliance Certificate received by the Agent in accordance with Section 5.1(b). For accrued and unpaid interest and fees only (no changes being made for interest or fee payments previously made), changes in interest rates on the Loans, or in such fees, attributable to changes in the Applicable Margin (with respect to Loans and letter of credit fees) caused by changes in the applicable Covenant Compliance shall be calculated upon the delivery of a Covenant Compliance Certificate, and such change shall be effective (y) in the case of a Base Rate Loan or such fees, from the first day subsequent to the last day covered by the Covenant Compliance Certificate and (z) in the case of a LIBOR Loan, from the first day of the Interest Period applicable to such LIBOR Loan subsequent to the last day covered by the Covenant Compliance Certificate. If, for any reason, Entravision shall fail to deliver a Covenant Compliance Certificate when due in accordance with Section 5.1(b), and such failure shall continue for a period of ten days, the Revolving Loan Leverage Level shall be deemed to be Revolving Loan Leverage Level 1 for purposes of determining the Applicable Margin on Loans or letter of credit fees, in each case retroactive to the date on which Entravision should have delivered such covenant Compliance Certificate and shall continue until a Covenant Compliance Certificate indicating a different Revolving Loan Leverage Level is delivered to the Agent."

     (h) The table in Section 2.16(a) is deleted and replaced with the following:


    "Average Daily Used Portion of
 Aggregate Revolving Loan Commitment                       Commitment Fee Rate
------------------------------------                       -------------------
       (less than or equal to)  1/3                                 0.750%

(greater than) 1/3 - (less than or equal to)  2/3                   0.500%

            (greater than) 2/3                                      0.250%"

     (i) The table in Section 2.16(b) is deleted and replaced with the following:

     "Average Daily Used Portion of
 Aggregate Incremental Loan Commitment                         Commitment Fee
--------------------------------------                         --------------
       (less than or equal to)  1/3                                 0.750%

 (greater than) 1/3 - (less than or equal to)  2/3                  0.500%

              (greater than) 2/3                                    0.250%"

     (j) The first sentence of Section 3.5 is amended in its entirety to read as follows:

     "Each Borrower and each Subsidiary has good and marketable title to all of its real and personal properties and assets, free and clear of any Liens, except for the first-priority security interests granted to the Agent for the benefit of the Lenders under the Loan Documents and the second-priority security interests, securing the obligations of LCG under the Unrestricted Loan Agreement, granted pursuant to the loan documents executed in connection therewith."

     (k) Sections 5.1(a), (b) and (c) are amended by deleting the words "combined and combining" wherever they appear in such sections and substituting the word "consolidated" in each instance.

     (l)  Section 5.8(iii) is amended in its entirety to read as follows:


               "(iii) any Letters of Credit shall be used (A) for general corporate purposes of the Borrowers and their Subsidiaries, including for Escrow Deposits, or (B) to replace a letter of credit issued by SunTrust Bank to The Rector, Churchwardens and Vestrymen of Trinity Church in The City of New York for the account of LCG, provided that the Letter of Credit Amount of such replacement Letter of Credit does not exceed $650,000 at any time."


     (m)  A new Section 5.22 is added following Section 5.21to read as follows:

          "5.22 Cash Contribution to LCG. On the date of consummation of the Entravision IPO, the Borrowers will (a) deliver to the Agent, for distribution to the Lenders, (i) a pro forma Covenant Compliance Certificate showing the effect of Entravision's making a cash contribution to LCG on such date in an amount sufficient to permit LCG to pay all of its obligations under the Unrestricted Loan Agreement, including principal, interest, fees, expenses and other outstanding amounts, and (ii) a certificate executed by the Chief Financial Officer of each Borrower certifying that as of such date such officer has obtained no knowledge of any Default except as specified in such certificate and (b) make such cash contribution to LCG, but only if (i) such Covenant Compliance Certificate shows that no Default would be caused by such cash contribution and (ii) such officers' certificate shows that no other Default then exists."

     (n) The table in Section 6.1(a) is deleted and replaced with the following:

          "Period                                   Ratio
           ------                                   -----

          Closing Date to and including             7.00:1
          September 30, 1999

          October 1, 1999 to and including          7.50:1
          December 31, 1999

          January 1, 2000 to and including          6.50:1
          March 31, 2000

          April 1, 2000 to and including            7.50:1
          September 30, 2000

          October 1, 2000 to and including          6.00:1
          March 31, 2001

          April 1, 2001 to and including            5.50:1
          September 30, 2001

          October 1, 2001 to and including          5.00:1
          December 31, 2001

          January 1, 2002 and thereafter            4.50:1."

     (o) The table in Section 6.1(b) is deleted and replaced with the following:


          "Period                                   Ratio
           ------                                   -----

          Closing Date to and including             1.75:1
          December 31, 1999

          January 1, 2000 to and including          1.50:1
          September 30, 2000

          October 1, 2000 to and including          1.75:1
          March 31, 2002

          April 1, 2002 to and including            2.00:1
          March 31, 2003

          April 1, 2003 and thereafter              2.50:1."


     (p) The table in Section 6.1(d) is deleted and replaced with the following:

          "Period                             Maximum Amount
           ------                             --------------

          Fiscal Year Ending                    $4,000,000
          December 31, 1998

          Fiscal Year Ending                    $7,500,000
          December 31, 1999

          Fiscal Year Ending                    $3,500,000
          December 31, 2000


          Fiscal Year Ending                    $2,500,000
          December 31, 2001

          Fiscal Years Ending                   $2,000,000."
          December 31, 2002
          And thereafter

     (q)  Section 6.2 is amended as follows:

              (i)  Subsection (a) is amended in its entirety to read as follows:

             "(a) Indebtedness created under (i) this Agreement and the other Loan Documents or (ii) the nonrecourse guarantees and related documents executed by Entravision and its Subsidiaries with respect to the obligations of LCG under the Unrestricted Loan Agreement;."

              (ii) The last sentence is amended in its entirety to read as follows:

     "Notwithstanding the foregoing, the License Subsidiaries shall not be permitted, under any circumstances, to create, incur, assume or suffer to exist any Indebtedness, other than the Indebtedness permitted pursuant to subsection (a) above."

     (r)  Section 6.3 is amended as follows:

              (i)  Subsection (a) is amended in its entirety to read as follows:

              "(a) Liens created under (i) the Loan Documents, (ii) the first-priority security agreement and related documents executed by Entravision with respect to the stock of LCG for the purpose of securing the obligations of LCG under the Unrestricted Loan Agreement or (iii) the second-priority security agreements and related documents, subject to the terms of the Intercreditor Agreement, executed by the Borrowers and their Subsidiaries for the purpose of securing the obligations of LCG under the Unrestricted Loan Agreement, it being understood that the Liens permitted pursuant to subsections (ii) and (iii) above shall be permitted, and shall not constitute or cause a Default, notwithstanding any contrary provision of any other Loan Document;."

              (ii) The last sentence is amended in its entirety to read as follows:

     "Notwithstanding the foregoing, the License Subsidiaries shall not be permitted, under any circumstances, to incur any consensual Liens or Liens securing the payment of Indebtedness for money borrowed or guaranteed, other than Liens permitted pursuant to subsection (a) above."

     (s) Each of Sections 6.7(a) and 6.7(e) is amended by adding the words "or the TSG Investment Documents" after the words "Univision Investment Documents."

     (t)  Section 6.7(b) is amended in its entirety to read as follows:

          "(b) the Borrowers' ownership interests in their Subsidiaries; and the equity contribution to LCG by Entravision that may be required by
     Section 5.22;."

     (u)  Section 6.7(f) in amended in its entirety to read as follows:

          "(f) Escrow Deposits in an aggregate amount not to exceed $35,000,000 during the term of this Agreement (less Indebtedness outstanding under
     Section 6.2(k)), provided that no Default has occurred and is continuing or
                      -------- ----
     would result from the making of such investment; and."

     (v) The last sentence of Section 6.13 is amended in its entirety to read as follows:

     "The Management Fees shall accrue quarterly but be payable annually, following the Lenders' receipt of the financial statements (which must be unqualified) and Covenant Compliance Certificate referred to in Section 5.1(b); provided however, that all Management Fees accrued in 1999 but not
             -------- -------
     paid in accordance with the foregoing may be paid from the Net Proceeds of the Entravision IPO."

     (w) The first sentence of Section 6.14 is amended by adding the following before the period at the end thereof:

     ", and compliance with the foregoing clauses (i) and (ii) shall not be required with regard to the issuance of the TSG Subordinated Note by Entravision."

     (x) Section 7(c) is amended by adding "or 5.22" after the last comma therein.

     (y)  Section 7(d) is amended by adding the following at the end thereof:

     "(iii) any `Default' under the Unrestricted Loan Agreement shall have occurred and be continuing; or."

     SECTION 2.  Consents and Waivers.
                 --------------------
     (a)  XHAS Acquisition.
          -----------------
          (i) The Borrowers have informed the Agent that on March 16, 2000 Subsidiaries of Entravision consummated the acquisition of (A) the stock of a Mexican corporation that holds the right to provide programming and related services to television station XHAS-TV, Channel 33, Tijuana, Mexico, and (B) a 47.5% interest in Vista Television, Inc. and Channel 57, Inc. (such acquisition herein called the "XHAS Acquisition"), for a purchase price of approximately
                   ---- -----------
$35,170,000.

          (ii) Section 6.7(e) of the Credit Agreement requires consent by the Majority Lenders for any Acquisition having a maximum Consideration in an aggregate amount exceeding the greater of (i) $5,000,000 and (ii) ten percent of Net Asset Value as of the date of consummation of such Acquisition. Accordingly, the Borrowers have requested that the Majority Lenders consent to the XHAS Acquisition.

          (iii) Subject to the fulfillment of the conditions precedent set forth in Section 3 hereof, the Lenders hereby consent, pursuant to Section 6.7(e) of the Credit Agreement, to the XHAS Acquisition. The foregoing consent is given in this instance only, shall not be construed as a consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document and shall not be construed to evidence the willingness of the Agent or the Lenders to give any other or additional consent, whether in similar or different circumstances.

     (b)  LCG Acquisition.
          ----------------

          (i) The Borrowers have informed the Agent that, on the effective date hereof, Entravision intends to acquire all of the stock of LCG (the "LCG
                                                                     ---
Acquisition") for a purchase price of approximately $252,500,000. A portion
-----------
of such purchase price will be financed by loans extended by the lenders under the Unrestricted Loan Agreement, which will be secured by (A) a first-priority security interest in the assets of LCG and its subsidiaries, including FCC licenses (to the extent, if any, permitted by law, together with the right to receive money or other consideration upon the assignment, transfer or other disposition, direct or indirect, of any such FCC license) and other media licenses (all such FCC and other licenses, together with any such right, herein collectively called the "LCG Licenses") held by, and the stock or other equity
                         --- --------
interests in, LCG and its subsidiaries, and (B) a second-priority security interest in the Collateral for the Obligations.

          (ii) Section 6.7(e) of the Credit Agreement requires consent by the Majority Lenders for any Acquisition having a maximum Consideration in an aggregate amount exceeding the greater of (i) $5,000,000 and (ii) ten percent of Net Asset Value as of the date of consummation of such Acquisition. Section 5.11 of the Credit Agreement requires each newly formed or acquired Subsidiary to provide a Guarantee, a Guarantor Security Agreement and certain other documents.
Section 6.3 of the Credit Agreement prohibits the Borrowers and their Subsidiaries from creating Liens other than those specifically permitted by the exceptions to Section 6.3. Accordingly, the Borrowers have requested that the Majority Lenders consent to the LCG Acquisition, waive the requirements of
Section 5.11 in connection with the LCG Acquisition and approve a second-priority security interest in the Collateral for the benefit of the lenders under the Unrestricted Loan Agreement.

          (iii) Subject to the fulfillment of the conditions precedent set forth in Section 3 hereof, and pursuant to Section 6.7(e) of the Credit Agreement, the Lenders hereby (A) consent to the LCG Acquisition, (B) waive the requirements of
Section 5.11 in connection with the LCG Acquisition and (C) approve, pursuant to
Section 1(r) above, a second-priority security interest in the Collateral for the benefit of the lenders under the Unrestricted Loan Agreement. The foregoing consent, waiver and approval are given in this instance only, shall not be construed as a consent to, or waiver or approval of, any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document and shall not be construed to evidence the willingness of the Agent or the Lenders to give any other or additional consent, waiver or approval, whether in similar or different circumstances.

          (iv) The Lenders acknowledge that (A) at the time of consummation of the LCG Acquisition, the LCG Licenses will be temporarily assigned to the Entravision License

Subsidiary, whose stock is subject to a perfected first-priority security interest in favor of the Agent and will be subject to a perfected second-priority security interest in favor of the "Agent" under the Unrestricted Loan Agreement, (B) at the time of consummation of the LCG Acquisition, the assignment of the LCG Licenses to the Entravision License Subsidiary will not be the subject of a final order of the FCC, (C) pursuant to the Intercreditor Agreement, the Agent will agree that the LCG Licenses are to constitute collateral securing only the obligations of LCG under the Unrestricted Loan Agreement, and the "Agent" under the Unrestricted Loan Agreement will agree that the Media Licenses are to constitute collateral securing only the obligations of the Borrowers under the Credit Agreement, and (D) as soon as practicable after consummation of the LCG Acquisition but subject to prior approval by the FCC, the LCG Licenses will be assigned to a subsidiary of LCG, pursuant to the terms of the Unrestricted Loan Agreement, and the stock of such subsidiary will be pledged solely to the "Agent" under the Unrestricted Loan Agreement.

     (c)  Entravision's Incurrence of Additional Subordinated Indebtedness to
          -------------------------------------------------------------------
          Univision.
          ----------

             (i) The Borrowers have informed the Agent that as of March 2, 2000 Univision and Entravision amended the Note Purchase Agreement, and amended and restated the Univision Subordinated Note, for the purpose of providing for the advance of an additional $110,000,000 by Univision to Entravision as Subordinated Indebtedness. The aggregate of Entravision's Subordinated Indebtedness to Univision is $120,000,000, which will be payable in a single installment on December 30, 2021; interest on such Subordinated Indebtedness will continue to be payable semiannually at the rate of 7.01% per annum.

             (ii) Section 6.8(a) of the Credit Agreement prohibits the modification of any document, instrument or agreement relating to the Subordinated Indebtedness (subject to exceptions that are not relevant in this case). Accordingly, the Borrowers have requested that the Lenders waive the requirements of Section 6.8(a) of the Credit Agreement in connection with the modification of the Univision Investment Documents as described in clause (i) above.

             (iii) Subject to the fulfillment of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive the requirements of Section 6.8(a) of the Credit Agreement in connection with the modification of the Univision Investment Documents as described in clause (i) above. The foregoing waiver is given in this instance only, shall not be construed as a waiver of any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document and shall not be construed to evidence the willingness of the Agent or the Lenders to give any other or additional waiver, whether in similar or different circumstances.

      (d)  Entravision's Incurrence of Subordinated Indebtedness to TSG.
           -------------------------------------------------------------

              (i) The Borrowers have informed the Agent that Entravision intends to borrow $90,000,000 from TSG as Subordinated Indebtedness. Interest will accrue on such Subordinated Indebtedness at the rate of 8.0% per annum and will be payable annually; the principal of such Subordinated Indebtedness will be payable in a single installment on April __, 2004.

          (ii) Section 6.2 prohibits the incurrence of Indebtedness by the Borrowers and their Subsidiaries, subject to certain exceptions, including an exception permitting Subordinated Indebtedness. The Credit Agreement defines "Subordinated Indebtedness" to mean the Subordinated Indebtedness of Entravision to Univision, as well as other Indebtedness that is subordinated to the Obligations on terms and conditions satisfactory to the Majority Lenders, as evidenced by their written consent thereto prior to the incurrence of such other Indebtedness. Accordingly, the Borrowers have requested that the Lenders consent to Entravision's incurrence of subordinated indebtedness to TSG as described in clause (i) above.

          (iii) Subject to the fulfillment of the conditions precedent set forth in Section 3 hereof, the Lenders hereby consent to Entravision's incurrence of Subordinated Indebtedness to TSG as described in clause (i) above. The foregoing consent is given in this instance only, shall not be construed as a consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document and shall not be construed to evidence the willingness of the Agent or the Lenders to give any other or additional consent, whether in similar or different circumstances.

     (e)  Entravision's Equity Contribution to LCG Acquisition Corporation.
          -----------------------------------------------------------------

          (i) The Borrowers have informed the Agent that (A) Entravision intends to contribute $145,000,000 to LCG Acquisition Corporation, a Delaware corporation wholly owned by Entravision ("LCGAC"), in the form of common
                                          -----
equity, (B) LCGAC intends to use the proceeds of such $145,000,000 in common equity to pay a portion of the approximately $252,500,000 purchase price for LCGAC's acquisition of all of the outstanding capital stock of LCG; and (C) immediately upon LCGAC's acquisition of all of the outstanding capital stock of LCG, LCGAC will be merged with and into LCG, which will be the surviving corporation.

          (ii) Section 6.7 of the Credit Agreement prohibits the Borrowers and their Subsidiaries from making any investment in any Person, except as specifically permitted by the exceptions to Section 6.7. The Lenders hereby acknowledge that, by their consent to the LCG Acquisition pursuant to Section 2(b)(iii) above, they are also consenting to the transactions described in clause (i) above.

SECTION 3.  Conditions to Effectiveness.  This Amendment shall become effective
            ---------------------------
as of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

     (a)  this Amendment, duly executed by the parties hereto;

     (b) evidence of the Guarantors' consent (provided that delivery of the consent of the Luery Trust shall be on a best-efforts basis) to this Amendment on the signature pages hereto;

     (c) an amended and restated Univision Subordination Agreement and the TSG Subordination Agreement, duly executed by the parties thereto;

     (d) with respect to Entravision Corp., the Guarantee, Guarantor Security Agreement, UCC-1 Financing Statements, stock certificates, legal opinion and other agreements, instruments, approvals and documents required pursuant to Section 5.11 of the Credit Agreement;

     (e) the Intercreditor Agreement, duly executed by the Agent and by the "Agent" under the Unrestricted Loan Agreement;

     (f) a copy of the resolutions of the Board of Directors of each corporate Borrower and Guarantor, and a copy of the resolutions of the Executive Committee of each limited liability company Borrower and Guarantor, each dated on or before the effective date of this Amendment, authorizing the execution, delivery and performance by such Obligor of this Amendment, each Loan Document to be executed by such Obligor in connection herewith, each "Loan Document" under the Unrestricted Loan Agreement to which such Obligor is or is to be a party and any related documents or instruments to be executed by such Obligor, in each case certified by the Secretary or an Assistant Secretary, or the Managing Members (as applicable), of such Obligor as of the effective date of this Amendment, which certificate states that such resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect;

     (g) incumbency certificates for Entravision Corp. and TSG, in each case executed by its Secretary or an Assistant Secretary;

     (h) copies of (i) all amendments to the Operating Agreement not previously delivered to the Lenders, (ii) the Univision Investment Documents and (iii) the TSG Investment Documents, all in form and substance satisfactory to the Agent and certified as correct and complete by a Responsible Officer of the Borrowers;

     (i) the amendment fees agreed to be paid by the Borrowers to the Agent pursuant to a letter agreement separate herefrom, for the respective accounts of the Lenders in the amounts agreed to between the Agent and each Lender, together with all fees, costs and expenses, including legal fees (if requested by the Agent), payable by the Borrowers;

     (j) a pro forma Covenant Compliance Certificate containing calculations showing pro forma compliance with the relevant covenants after Entravision's $145,000,000 equity contribution to LCGAC;

     (k) evidence of the satisfaction of the conditions precedent under the Unrestricted Loan Agreement;

     (l) updated Schedules to the Credit Agreement, the Security Agreement and the Guarantor Security Agreements; and

     (m) such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request; and the Agent's reasonable satisfaction as to all legal matters incident to this Amendment.

     SECTION 4.  Representations and Warranties.  Each Borrower hereby
                 ------------------------------
represents and warrants, for the benefit of the Lenders and the Agent, as follows: (a) such Borrower has all requisite power and authority to execute, deliver and perform its obligations under this

Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment; (b) all actions, waivers and consents necessary or appropriate for such Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement, as amended by this Amendment, have been duly taken and/or received; (c) this Amendment and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of such Borrower (jointly and severally with the other Borrowers), enforceable against such Borrower in accordance with the terms hereof; (d) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended by this Amendment, will not (i) violate or contravene any material Requirement of Law, (ii) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which such Borrower or any of its property may be bound, or (iii) result in or require the creation of any Lien upon or with respect to any properties of such Borrower, whether such properties are now owned or hereafter acquired; (e) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date; and (f) except to the extent cured by this Amendment, no Default has occurred and is continuing.

     SECTION 5.  Reference to and Effect on Credit Agreement and Other Loan
                 ----------------------------------------------------------
Documents.
---------

     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

     SECTION 6.  Execution in Counterparts.  This Amendment may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE-OF-LAW RULES).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                          BORROWERS
                          ---------

                          KSMS-TV, INC.

                          By:  /s/ Walter F. Ulloa
                              -----------------------------------
                          Name:    Walter F. Ulloa
                                ---------------------------------
                          Title:   Chairman/CEO
                                 --------------------------------


                          TIERRA ALTA BROADCASTING, INC.

                          By:  /s/ Walter F. Ulloa
                              -----------------------------------
                          Name:    Walter F. Ulloa
                                ---------------------------------
                          Title:   Chairman/CEO
                                 --------------------------------


                          CABRILLO BROADCASTING CORPORATION

                          By:  /s/ Walter F. Ulloa
                              -----------------------------------
                          Name:    Walter F. Ulloa
                                ---------------------------------
                          Title:   Chairman/CEO
                                 --------------------------------


                          GOLDEN HILLS BROADCASTING CORPORATION

                          By:  /s/ Walter F. Ulloa
                              -----------------------------------
                          Name:    Walter F. Ulloa
                                ---------------------------------
                          Title:   Chairman/CEO
                                 --------------------------------


                          LAS TRES PALMAS CORPORATION

                          By:  /s/ Walter F. Ulloa
                              -----------------------------------
                          Name:    Walter F. Ulloa
                                ---------------------------------
                          Title:   Chairman/CEO
                                 --------------------------------

                          VALLEY CHANNEL 48, INC.

                          By:  /s/ Walter F. Ulloa
                             ----------------------------------------
                          Name:    Walter F. Ulloa
                               --------------------------------------
                          Title:   Chairman/CEO
                                -------------------------------------


                          TELECORPUS, INC.

                          By:  /s/ Walter F. Ulloa
                             ----------------------------------------
                          Name:    Walter F. Ulloa
                               --------------------------------------
                          Title:   Chairman/CEO
                                -------------------------------------


                          ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

                          By:  /s/ Walter F. Ulloa
                             ----------------------------------------
                          Name:    Walter F. Ulloa
                               --------------------------------------
                          Title:   Chairman/CEO
                                -------------------------------------

                          By:  /s/ Philip C. Wilkinson
                             ----------------------------------------
                          Name:    Philip C. Wilkinson
                               --------------------------------------
                          Title:   President/CEO
                                -------------------------------------
                          By Walter F. Ulloa, as his Attorney-in-Fact


                          AGENT
                          -----

                          UNION BANK OF CALIFORNIA, N.A., as Agent

                          By:  /s/ Lena M. Bryant
                             ----------------------------------------
                          Name:    Lena M. Bryant
                               --------------------------------------
                          Title:   Vice President
                                -------------------------------------


                          LENDERS
                          -------

                          UNION BANK OF CALIFORNIA, N.A.,
                          as a Lender

                          By:  /s/ Lena M. Bryant
                             ----------------------------------------
                          Name:    Lena M. Bryant
                               --------------------------------------
                          Title:   Vice President
                                -------------------------------------

                          CIBC INC., as a Lender

                          By:         /s/ Harold Birk
                             -------------------------------------
                          Name:           Harold Birk
                               -----------------------------------
                          Title:       Executive Director
                                 CIBC World Markets Corp. As Agent
                                ----------------------------------


                          FIRST UNION NATIONAL BANK, as a Lender

                          By:
                             -------------------------------------
                          Name:
                               -----------------------------------
                          Title:
                                ----------------------------------


                          ABN-AMRO BANK N.V., as a Lender

                          By:   /s/ David C. Carrington
                             -------------------------------------
                          Name:     David C. Carrington
                               -----------------------------------
                          Title:    Group Vice President
                                ----------------------------------

                          By:   /s/ Frances O. R. Logan
                             -------------------------------------
                          Name:     Frances O. R. Logan
                               -----------------------------------
                          Title:  Senior Vice President
                                ----------------------------------


                          FLEET NATIONAL BANK, as a Lender

                          By:   /s/ Sharon Hawkins
                             -------------------------------------
                          Name:     Sharon Hawkins
                               -----------------------------------
                          Title:    Vice President
                                ----------------------------------


                          CITY NATIONAL BANK, as a Lender

                          By:   /s/ Rod Bollins
                             -------------------------------------
                          Name:     Rod Bollins
                               -----------------------------------
                          Title:   Vice President
                                ----------------------------------

                          THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

                          By:   /s/ [ILLEGIBLE]
                             -------------------------------------
                          Name:     [ILLEGIBLE]
                               -----------------------------------
                          Title:    [ILLEGIBLE]
                                ----------------------------------


                          PARIBAS, as a Lender

                          By:
                             -------------------------------------
                          Name:
                               -----------------------------------
                          Title:
                                ----------------------------------


                          THE BANK OF NOVA SCOTIA, as a Lender

                          By:   /s/ Ian A. Hodgart
                             -------------------------------------
                          Name:     Ian A. Hodgart
                               -----------------------------------
                          Title: Authorized Signatory
                                ----------------------------------




     Each of the undersigned, as a "Guarantor" with respect to the aforementioned Credit
Agreement, hereby consents to the foregoing
Third Amendment to Credit Agreement and hereby confirms and agrees that the Loan Documents executed by him, her or it are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the date first set forth above, each reference in the Loan
Documents to "the Credit Agreement,"
"thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit
Agreement as amended by said Third Amendment to Credit Agreement.

/s/ Walter F. Ulloa
-------------------------------------------
WALTER F. ULLOA


/s/ Philip C. Wilkinson
-------------------------------------------
PHILIP C. WILKINSON
By Walter F. Ulloa, as his Attorney-in-Fact

/s/ Paul A. Zevnik
--------------------------------------
PAUL A. ZEVNIK


/s/ Richard D. Norton
--------------------------------------
RICHARD D. NORTON


/s/ Irma Rico
--------------------------------------
IRMA RICO

KEVIN GRENHAM and STEVE G.
ROWLES, Co-Trustees of THE PAUL
A. ZEVNIK TRUST dated November 2,
1996, a trust formed under the laws
of the District of Columbia

By: /s/ Kevin Grenham
   -----------------------------------
    Kevin Grenham, Co-Trustee

By: /s/ Steven G. Rowles
   -----------------------------------
    Steve G. Rowles, Co-Trustee



EDITH SEROS, as Trustee of THE
WALTER F. ULLOA TRUST OF
1996, a trust formed under the laws of
the State of California

By: /s/ Edith Seros
   -----------------------------------
    Edith Seros, Trustee

PHILIP C. WILKINSON and WENDY K.
WILKINSON, as Trustees of THE 1994
WILKINSON CHILDREN'S GIFT TRUST,
a trust formed under the laws of the
State of California

By: /s/ Philip C. Wilkinson
   ---------------------------------
    Philip C. Wilkinson, Trustee

By: /s/ Wendy K. Wilkinson
   ---------------------------------
    Wendy K. Wilkinson, Trustee



PHILIP C. WILKINSON and WENDY K.
WILKINSON, as Trustees of THE
WILKINSON FAMILY TRUST, a trust
formed under the laws of the State of
California

By: /s/ Philip C. Wilkinson
   ---------------------------------
    Philip C. Wilkinson, Trustee

By: /s/ Wendy K. Wilkinson
   ---------------------------------
    Wendy K. Wilkinson, Trustee



CAROL KRUIDENIER LUERY TTE,
CAROL K. LUERY REVOCABLE
TRUST UA DATED 7/27/98

By:
   ---------------------------------
    Carol Luery, Trustee

ENTRAVISION HOLDINGS, LLC

By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------

ENTRAVISION-EL PASO, L.L.C.

By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------


ENTRAVISION, L.L.C.

By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------


ENTRAVISION COMMUNICATIONS
OF MIDLAND, LLC


By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------


ENTRAVISION MIDLAND HOLDINGS, LLC


By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------


LOS CEREZOS TELEVISION COMPANY


By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------


COMERCIALIZADORA FRONTERA NORTE,
S.A. DE C.V.


By: /s/ Walter F. Ulloa
   ---------------------------------
Name:   Walter F. Ulloa
     -------------------------------
Title:  Chairman/CEO
      ------------------------------

ENTRAVISION COMMUNICATIONS CORPORATION

By:  /s/ Walter F. Ulloa
   -----------------------------------
Name:    Walter F. Ulloa
     ---------------------------------
Title:    Chairman/CEO
      --------------------------------